Pending Acquisition (Q3) (Tables)	9 Months Ended
Sep. 30, 2020
Pending Acquisition [Abstract]
Unaudited Pro Forma Information
The unaudited pro forma information in the following table is intended for informational purposes only and is not necessarily indicative of future operating results or operating results that would have occurred had the mergers been completed at the beginning of each respective year.  No assumptions have been applied to the pro forma results of operation regarding possible revenue enhancements, expense efficiencies or asset dispositions.

	Period ended,
	September 30, 2020	December 31, 2019
	(Dollars in thousands, except per share)

Net interest income	$17,817	$23,606
Net income	$2,090	$3,241

Basic earnings per share	$0.04	$0.06
Diluted earnings per share	$0.04	$0.06